Exhibit 32.2

ASTREX, INC. AND SUBSIDIARIES

Exhibit 32.2	Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

CERTIFICATION OF PERIODIC REPORT

I, Joseph Looney, Chief Financial Officer of Astrex, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.               The Quarterly Report on Form 10-QSB of the Company for the three month period ended June 30, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d); and

2.               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 8, 2003

/s/Joseph Looney
Joseph Looney
Chief Financial Officer